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                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TIS MORTGAGE INVESTMENT COMPANY
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No Fee Required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     (5)  Total fee paid:

          ______________________________________________________________________
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________________
     (4)  Date Filed:

          ______________________________________________________________________
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TIS Mortgage Investment Company
NEWS RELEASE


FOR RELEASE:   Immediately
DATE:          June 11, 1999
CONTACT:       John E. Castello
               (415) 393-8000


              TIS ANNOUNCES ADJOURNMENT OF ITS ANNUAL MEETING OF
                         STOCKHOLDERS TO JULY 2, 1999

SAN FRANCISCO, June 11, 1999 - TIS Mortgage Investment Company (Pacific
Exchange: TIS) today announced that its annual meeting of stockholders was adjourned because the number of shares of common stock present in person and represented by proxy was not sufficient to establish a quorum.

The meeting will reconvene on July 2, 1999, at 9:00 a.m., at the Park Hyatt Hotel, located at 333 Battery Street, San Francisco, California. At the reconvened meeting, the stockholders will be asked to elect two Class I directors, two Class II directors and two Class III directors, and conduct any other business that may properly come before the meeting.

On June 9, 1999, in the pending California action brought to compel the Company to hold the meeting, the court denied the plaintiff's request for a preliminary injunction to prohibit the Company from rejecting Frederick G. Tobin's nominations. The basis for the court's ruling was that the relief requested was not properly before the court.

TIS Mortgage Investment Company is a San Francisco-based real estate investment trust (REIT) that owns and operates apartment communities, located in California's Central Valley, and shopping centers in San Francisco's North Bay Sonoma County area, and also owns mortgage related assets.

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